Exhibit 99.2
                                 ------------
                Computational Materials and/or ABS Term Sheets



[LOGO OMITTED] Countrwide                                                                             Computational Materials For
SECURITIES CORPORATION                                                                                             CWABS 2005-AB3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                               ARM           $650,012,820

                                                               Detailed Report
Summary of Loans in Statistical Calculation Pool                                     Range
                                                                                     -----
(As of Calculation Date)
Total Number of Loans                                               2,553
Total Outstanding Balance                                    $650,012,820
Average Loan Balance                                             $254,607     $33,120 to $979,920
WA Mortgage Rate                                                   6.717%      4.300% to 11.875%
Net WAC                                                            6.208%      3.791% to 11.366%
ARM Characteristics
           WA Gross Margin                                         6.602%      4.000% to 10.700%
           WA Months to First Roll                                     29           1 to 36
           WA First Periodic Cap                                   1.762%       1.000% to 3.000%
           WA Subsequent Periodic Cap                              1.415%       1.000% to 3.000%
           WA Lifetime Cap                                        13.553%      10.250% to 18.875%
           WA Lifetime Floor                                       6.704%      4.050% to 11.875%
WA Original Term (months)                                             360          360 to 360
WA Remaining Term (months)                                            359          284 to 360
WA LTV                                                             87.17%      40.44% to 100.00%
    Percentage of Pool with CLTV > 100%                             0.00%
WA FICO                                                               680
Secured by (% of pool)       1st Liens                            100.00%
                      2nd Liens                                     0.00%
Prepayment Penalty at Loan Orig (% of all loans)                   79.60%




---------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:          Doc Types:        Purpose Codes       Occ Codes           Grades       Orig PP Term
  -------------       -----------          ----------        -------------       ---------           ------       ------------

CA         45.23%  SFR         68.00%  FULL        58.76%  PUR        59.85%  OO           94.90%  A     100.00  0        20.40%
FL          9.15%  PUD         17.75%  STATED      41.24%  RCO        38.24%  INV           4.09%                6         0.02%
NV          4.02%  CND          8.86%                      RNC         1.92%  2H            1.02%                12        6.61%
AZ          3.78%  2 FAM        3.23%                                                                            13        0.04%
VA          3.74%  3 FAM        0.85%                                                                            24       42.56%
                                                                                                                 36       30.32%
                                                                                                                 60        0.06%
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



[LOGO OMITTED] Countrwide                                                                             Computational Materials For
SECURITIES CORPORATION                                                                                             CWABS 2005-AB3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                                  ARM    $650,012,820

                                                   Detailed Report
-------------------------------------------------------------------------------------------------------------------
                                                       Program
-------------------------------------------------------------------------------------------------------------------
                                   CURRENT      # OF      % OF        AVERAGE     GROSS      REMG.             ORIG
DESCRIPTION                        BALANCE     LOANS     TOTAL        BALANCE       WAC       TERM    FICO      LTV
-------------------------------------------------------------------------------------------------------------------
30Y LIB6M                         $514,159         3      0.08       $171,386     7.991     344.33     708     95.8
2/28 LIB6M                     $44,774,645       253      6.89       $176,975     7.293     357.60     673     94.3
2/28 LIB6M - IO - 24          $224,475,276       752     34.53       $298,504     6.588     358.66     680     86.0
2/28 LIB6M - IO - 60           $36,263,471       121      5.58       $299,698     6.448     357.84     692     82.0
3/27 LIB6M                     $80,890,934       442     12.44       $183,011     7.283     358.70     673     93.6
3/27 LIB6M - IO - 36          $240,991,038       888     37.07       $271,386     6.597     358.71     682     86.1
3/27 LIB6M - IO - 60           $22,103,297        94      3.40       $235,141     6.500     357.97     682     82.0
-------------------------------------------------------------------------------------------------------------------
                              $650,012,820     2,553    100.00       $254,607     6.717     358.53     680     87.2
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                    Original Term
-------------------------------------------------------------------------------------------------------------------
                                   CURRENT      # OF      % OF        AVERAGE     GROSS      REMG.             ORIG
DESCRIPTION                        BALANCE     LOANS     TOTAL        BALANCE       WAC       TERM    FICO      LTV
-------------------------------------------------------------------------------------------------------------------
ARM 360                       $650,012,820     2,553    100.00       $254,607     6.717     358.53     680     87.2
-------------------------------------------------------------------------------------------------------------------
                              $650,012,820     2,553    100.00       $254,607     6.717     358.53     680     87.2
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                              Range of Current Balance
-------------------------------------------------------------------------------------------------------------------
                                   CURRENT      # OF      % OF        AVERAGE     GROSS      REMG.             ORIG
DESCRIPTION                        BALANCE     LOANS     TOTAL        BALANCE       WAC       TERM    FICO      LTV
-------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00           $268,965         6      0.04        $44,828     8.879     333.96     682     94.0
$50,000.01 - $75,000.00         $4,551,803        71      0.70        $64,110     7.795     357.91     670     95.9
$75,000.01 - $100,000.00       $12,664,846       141      1.95        $89,822     7.415     358.12     677     94.0
$100,000.01 - $150,000.00      $50,170,251       395      7.72       $127,013     7.132     358.34     675     90.5
$150,000.01 - $200,000.00      $71,273,001       405     10.96       $175,983     6.949     358.48     679     88.2
$200,000.01 - $250,000.00      $83,548,307       369     12.85       $226,418     6.873     358.41     677     87.2
$250,000.01 - $300,000.00     $104,546,371       381     16.08       $274,400     6.615     358.58     679     86.1
$300,000.01 - $350,000.00      $79,785,466       246     12.27       $324,331     6.666     358.59     681     86.9
$350,000.01 - $400,000.00      $82,541,798       220     12.70       $375,190     6.511     358.56     680     85.3
$400,000.01 - $450,000.00      $47,474,997       111      7.30       $427,703     6.502     358.55     685     86.4
$450,000.01 - $500,000.00      $44,493,501        93      6.85       $478,425     6.548     358.69     684     86.7
$500,000.01 - $550,000.00      $23,537,824        45      3.62       $523,063     6.600     358.67     683     88.5
$550,000.01 - $600,000.00      $16,060,462        28      2.47       $573,588     6.382     358.85     676     87.4
$600,000.01 - $650,000.00      $11,923,391        19      1.83       $627,547     6.522     358.84     687     87.7
$650,000.01 - $700,000.00       $7,440,600        11      1.14       $676,418     6.190     358.99     706     82.7
$700,000.01 - $750,000.00       $2,174,250         3      0.33       $724,750     6.003     358.33     685     91.3
$750,000.01 - $800,000.00       $3,128,000         4      0.48       $782,000     6.116     358.24     685     82.4
$800,000.01 - $850,000.00       $2,471,568         3      0.38       $823,856     7.511     358.33     684     76.1
> $900,000.00                   $1,957,420         2      0.30       $978,710     6.950     359.50     699     82.5
-------------------------------------------------------------------------------------------------------------------
                              $650,012,820     2,553    100.00       $254,607     6.717     358.53     680     87.2
-------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



[LOGO OMITTED] Countrwide                                                                             Computational Materials For
SECURITIES CORPORATION                                                                                             CWABS 2005-AB3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------


                                        ARM $650,012,820

                                        Detailed Report
----------------------------------------------------------------------------------------------
                                             State
----------------------------------------------------------------------------------------------
                            CURRENT    # OF     % OF     AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                 BALANCE   LOANS    TOTAL     BALANCE      WAC    TERM  FICO    LTV
----------------------------------------------------------------------------------------------
Alabama                  $1,850,744      13     0.28    $142,365    7.540  358.52   664   94.2
Alaska                   $1,194,129       5     0.18    $238,826    7.077  359.18   676   94.6
Arizona                 $24,539,857     128     3.78    $191,718    6.737  358.59   670   86.0
Arkansas                 $1,745,185      13     0.27    $134,245    7.680  358.43   661   96.5
California             $294,022,983     844    45.23    $348,368    6.401  358.59   685   84.4
Colorado                $18,020,802      91     2.77    $198,031    6.645  358.70   682   87.3
Connecticut              $5,567,503      24     0.86    $231,979    7.209  358.70   688   90.7
Delaware                 $1,226,609       3     0.19    $408,870    7.289  358.72   681   87.3
District of Columbia     $1,366,849       4     0.21    $341,712    6.364  358.77   681   73.8
Florida                 $59,481,336     266     9.15    $223,614    7.182  358.41   676   89.4
Georgia                  $8,861,108      56     1.36    $158,234    7.531  358.40   673   92.5
Hawaii                   $6,059,184      16     0.93    $378,699    6.689  358.62   696   87.4
Idaho                    $1,828,507      10     0.28    $182,851    7.231  358.45   670   90.2
Illinois                $22,152,347      94     3.41    $235,663    7.023  358.76   680   91.6
Indiana                  $2,471,716      19     0.38    $130,090    7.351  353.94   665   94.5
Iowa                       $183,016       2     0.03     $91,508    8.635  358.39   652   97.0
Kansas                   $1,637,826      11     0.25    $148,893    7.957  358.71   675   96.4
Kentucky                 $1,951,288      17     0.30    $114,782    7.580  352.18   674   95.0
Louisiana                $2,509,879      22     0.39    $114,085    7.507  358.47   673   97.3
Maine                    $1,249,394       6     0.19    $208,232    6.373  359.01   668   86.7
Maryland                $14,328,164      59     2.20    $242,850    6.705  358.40   679   87.2
Massachusetts            $9,131,344      32     1.40    $285,355    6.741  358.75   678   91.1
Michigan                $12,506,913      82     1.92    $152,523    7.422  358.74   678   92.4
Minnesota               $13,777,678      66     2.12    $208,753    6.941  358.78   680   94.0
Mississippi                $870,449       7     0.13    $124,350    6.761  358.43   653   92.2
Missouri                 $4,137,149      31     0.64    $133,456    7.562  358.65   669   95.1
Montana                  $1,614,238       6     0.25    $269,040    6.973  358.64   674   92.4
Nebraska                   $506,653       4     0.08    $126,663    7.137  358.77   705   93.8
Nevada                  $26,100,695      99     4.02    $263,643    6.636  358.47   678   84.3
New Hampshire            $2,052,467       8     0.32    $256,558    7.209  358.58   668   94.9
New Jersey               $9,673,502      37     1.49    $261,446    7.037  358.45   673   90.1
New Mexico               $1,134,482       8     0.17    $141,810    7.623  358.92   651   94.2
New York                $11,130,626      33     1.71    $337,292    6.597  358.84   676   89.3
North Carolina           $4,080,103      23     0.63    $177,396    7.004  358.64   670   92.3
North Dakota               $228,516       2     0.04    $114,258    7.902  359.00   680  100.0
Ohio                     $2,467,834      21     0.38    $117,516    7.751  357.36   664   98.4
Oklahoma                 $1,337,552      11     0.21    $121,596    7.248  355.83   663   95.6
Oregon                   $7,605,392      40     1.17    $190,135    6.837  358.89   674   90.8
Pennsylvania             $5,178,364      28     0.80    $184,942    7.079  358.10   668   92.3
Rhode Island               $410,400       2     0.06    $205,200    6.888  357.41   712   80.0
South Carolina           $1,364,103       9     0.21    $151,567    7.248  357.98   679   91.1
South Dakota               $841,696       5     0.13    $168,339    7.077  359.54   670   95.6
Tennessee                $3,992,951      28     0.61    $142,605    7.173  358.45   683   94.6
Texas                    $7,747,548      58     1.19    $133,578    7.187  358.67   676   94.0
Utah                     $4,826,221      24     0.74    $201,093    7.021  358.51   673   89.6



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



[LOGO OMITTED] Countrwide                                                                             Computational Materials For
SECURITIES CORPORATION                                                                                             CWABS 2005-AB3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------



                                        ARM $650,012,820

                                        Detailed Report
----------------------------------------------------------------------------------------------
                                             State
----------------------------------------------------------------------------------------------
                           CURRENT     # OF     % OF     AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                BALANCE    LOANS    TOTAL     BALANCE      WAC    TERM  FICO    LTV
----------------------------------------------------------------------------------------------
Vermont                   $377,041        2     0.06    $188,521    7.200  358.60   669   89.6
Virginia               $24,335,874       87     3.74    $279,723    6.930  358.39   677   83.9
Washington             $17,350,402       78     2.67    $222,441    6.516  358.58   678   89.3
West Virginia             $389,900        2     0.06    $194,950    7.642  358.57   691   81.1
Wisconsin               $2,270,435       15     0.35    $151,362    7.606  358.90   680   92.9
Wyoming                   $323,866        2     0.05    $161,933    5.972  358.26   669   92.2
----------------------------------------------------------------------------------------------
                      $650,012,820    2,553   100.00    $254,607    6.717  358.53   680   87.2
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                     Loan-to-Value Ratios
----------------------------------------------------------------------------------------------
                           CURRENT     # OF     % OF     AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                BALANCE    LOANS    TOTAL     BALANCE      WAC    TERM  FICO    LTV
----------------------------------------------------------------------------------------------
<= 50.00                $1,851,000        9     0.28    $205,667    6.310  358.33   669   44.5
50.01 - 55.00           $1,781,000        8     0.27    $222,625    5.789  359.02   686   53.3
55.01 - 60.00           $4,218,341       17     0.65    $248,138    5.867  358.52   670   58.2
60.01 - 65.00           $4,029,400       17     0.62    $237,024    5.873  358.63   670   63.4
65.01 - 70.00           $8,568,446       28     1.32    $306,016    6.442  358.87   676   69.0
70.01 - 75.00          $16,602,069       61     2.55    $272,165    6.303  358.67   678   73.7
75.01 - 80.00         $238,016,771      834    36.62    $285,392    6.361  358.58   685   79.9
80.01 - 85.00          $51,968,619      181     8.00    $287,119    6.581  358.24   676   84.2
85.01 - 90.00         $120,410,154      477    18.52    $252,432    6.913  358.40   674   89.6
90.01 - 95.00          $48,048,915      200     7.39    $240,245    7.185  358.48   679   94.6
95.01 - 100.00        $154,518,106      721    23.77    $214,311    7.133  358.63   681  100.0
----------------------------------------------------------------------------------------------
                      $650,012,820    2,553   100.00    $254,607    6.717  358.53   680   87.2
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                 Range of Current Gross Coupon
----------------------------------------------------------------------------------------------
                           CURRENT     # OF     % OF     AVERAGE    GROSS   REMG.         ORIG
DESCRIPTION                BALANCE    LOANS    TOTAL     BALANCE      WAC    TERM  FICO    LTV
----------------------------------------------------------------------------------------------
4.001 - 4.500             $297,300        2     0.05    $148,650    4.332  359.43   728   88.5
4.501 - 5.000           $4,416,581       13     0.68    $339,737    4.917  358.51   697   81.5
5.001 - 5.500          $36,019,756      107     5.54    $336,633    5.378  358.65   688   78.6
5.501 - 6.000         $117,246,897      390    18.04    $300,633    5.840  358.53   690   82.4
6.001 - 6.500         $139,095,319      481    21.40    $289,179    6.333  358.57   683   85.7
6.501 - 7.000         $167,959,298      661    25.84    $254,099    6.795  358.68   678   88.7
7.001 - 7.500          $85,497,961      385    13.15    $222,073    7.299  358.61   672   90.4
7.501 - 8.000          $55,063,914      274     8.47    $200,963    7.790  358.62   674   92.4
8.001 - 8.500          $23,957,878      128     3.69    $187,171    8.268  358.29   673   94.2
8.501 - 9.000          $11,236,240       68     1.73    $165,239    8.795  358.62   668   94.2
9.001 - 9.500           $3,356,488       21     0.52    $159,833    9.242  350.99   665   93.6
9.501 - 10.000          $2,388,641       11     0.37    $217,149    9.786  354.93   682   85.9
10.001 - 10.500           $815,036        5     0.13    $163,007   10.392  354.46   664   91.2


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



[LOGO OMITTED] Countrwide                                                                             Computational Materials For
SECURITIES CORPORATION                                                                                             CWABS 2005-AB3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------



                                               ARM $650,012,820

                                                Detailed Report

-------------------------------------------------------------------------------------------------------------
                                         Range of Current Gross Coupon
-------------------------------------------------------------------------------------------------------------

                             CURRENT      # OF       % OF      AVERAGE       GROSS     REMG.             ORIG
DESCRIPTION                  BALANCE     LOANS      TOTAL      BALANCE         WAC      TERM     FICO     LTV
-------------------------------------------------------------------------------------------------------------
10.501 - 11.000             $990,374         3       0.15     $330,125      10.616    351.62     657     98.8
11.001 - 11.500             $984,327         2       0.15     $492,163      11.250    359.18     649     85.0
11.501 - 12.000             $686,811         2       0.11     $343,406      11.692    359.00     675    100.0
-------------------------------------------------------------------------------------------------------------
                        $650,012,820     2,553     100.00     $254,607       6.717    358.53     680     87.2
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                 Property Type
-------------------------------------------------------------------------------------------------------------
                            CURRENT       # OF      % OF       AVERAGE       GROSS     REMG.             ORIG
DESCRIPTION                 BALANCE      LOANS     TOTAL       BALANCE         WAC      TERM    FICO      LTV
-------------------------------------------------------------------------------------------------------------
SFR                    $441,977,527      1,763     68.00      $250,696       6.677    358.48     680     87.3
PUD                    $115,366,954        415     17.75      $277,993       6.701    358.54     677     86.4
CND                     $57,620,430        251      8.86      $229,563       6.802    358.72     686     88.2
2 FAM                   $21,005,555         78      3.23      $269,302       6.923    358.73     686     87.5
3 FAM                    $5,518,158         15      0.85      $367,877       7.453    358.87     688     85.4
CNDP                     $4,288,491         19      0.66      $225,710       7.289    358.69     682     89.3
4 FAM                    $4,235,706         12      0.65      $352,975       7.623    358.71     670     79.2
-------------------------------------------------------------------------------------------------------------
                       $650,012,820      2,553    100.00      $254,607       6.717    358.53     680     87.2
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                    Purpose
-------------------------------------------------------------------------------------------------------------
                            CURRENT       # OF      % OF       AVERAGE       GROSS    REMG.              ORIG
DESCRIPTION                 BALANCE      LOANS     TOTAL       BALANCE         WAC     TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------
PUR                    $389,018,451      1,561      59.85     $249,211       6.818   358.58      685     89.0
RCO                    $248,543,118        931      38.24     $266,964       6.562   358.54      674     84.4
RNC                     $12,451,251         61       1.92     $204,119       6.652   356.84      665     86.9
-------------------------------------------------------------------------------------------------------------
                       $650,012,820      2,553     100.00     $254,607       6.717   358.53      680     87.2
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                   Occupancy
-------------------------------------------------------------------------------------------------------------
                            CURRENT       # OF      % OF      AVERAGE       GROSS     REMG.              ORIG
DESCRIPTION                 BALANCE      LOANS     TOTAL      BALANCE         WAC      TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------
OO                     $616,831,502      2,398     94.90     $257,227       6.683    358.53      679     87.2
INV                     $26,571,373        126      4.09     $210,884       7.256    358.50      698     85.4
2H                       $6,609,945         29      1.02     $227,929       7.721    358.55      682     89.3
-------------------------------------------------------------------------------------------------------------
                       $650,012,820      2,553    100.00     $254,607       6.717    358.53      680     87.2
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                Range of Months Remaining to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------
                            CURRENT       # OF      % OF       AVERAGE       GROSS    REMG.              ORIG
        DESCRIPTION         BALANCE      LOANS     TOTAL       BALANCE         WAC     TERM     FICO      LTV
-------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



[LOGO OMITTED] Countrwide                                                                             Computational Materials For
SECURITIES CORPORATION                                                                                             CWABS 2005-AB3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------



                                               ARM $650,012,820

                                                Detailed Report

-----------------------------------------------------------------------------------------------------
                            Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------
                       CURRENT          # OF    % OF      AVERAGE     GROSS    REMG.             ORIG
DESCRIPTION            BALANCE         LOANS   TOTAL      BALANCE       WAC     TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------
181 - 300              $133,117            2    0.02      $66,558     9.789   288.93     674     85.0
301 - 360          $649,879,703        2,551   99.98     $254,755     6.716   358.54     680     87.2
-----------------------------------------------------------------------------------------------------
                   $650,012,820        2,553  100.00     $254,607     6.717   358.53     680     87.2
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                  Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------
                       CURRENT          # OF    % OF      AVERAGE     GROSS    REMG.             ORIG
DESCRIPTION            BALANCE         LOANS   TOTAL      BALANCE       WAC     TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------
FULL               $381,956,729        1,588   58.76     $240,527     6.522   358.49     680     88.9
STATED INCOME      $268,056,091          965   41.24     $277,778     6.995   358.58     680     84.6
-----------------------------------------------------------------------------------------------------
                   $650,012,820        2,553  100.00     $254,607     6.717   358.53     680     87.2
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                      Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------
                       CURRENT          # OF    % OF      AVERAGE     GROSS    REMG.             ORIG
DESCRIPTION            BALANCE         LOANS   TOTAL      BALANCE       WAC     TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------
801 - 820           $1,401,995             5    0.22     $280,399     6.342   358.69     809     92.9
781 - 800           $7,345,665            25    1.13     $293,827     6.207   358.17     788     86.9
761 - 780          $15,754,956            54    2.42     $291,758     6.340   358.68     769     84.3
741 - 760          $21,709,824            80    3.34     $271,373     6.534   358.63     750     87.7
721 - 740          $42,386,505           149    6.52     $284,473     6.487   358.51     729     86.2
701 - 720          $56,143,616           222    8.64     $252,899     6.548   358.63     710     87.8
681 - 700         $113,362,476           439   17.44     $258,229     6.628   358.41     690     87.5
661 - 680         $158,219,400           630   24.34     $251,142     6.683   358.51     670     87.0
641 - 660         $224,429,476           913   34.53     $245,815     6.931   358.57     650     87.3
621 - 640           $9,258,908            36    1.42     $257,192     6.797   358.64     640     85.9
-----------------------------------------------------------------------------------------------------
                  $650,012,820         2,553  100.00     $254,607     6.717   358.53     680     87.2
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                 Grade
-----------------------------------------------------------------------------------------------------
                       CURRENT          # OF    % OF      AVERAGE     GROSS    REMG.             ORIG
DESCRIPTION            BALANCE         LOANS   TOTAL      BALANCE       WAC     TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------
A                 $650,012,820         2,553  100.00     $254,607     6.717   358.53     680     87.2
-----------------------------------------------------------------------------------------------------
                  $650,012,820         2,553  100.00     $254,607     6.717   358.53     680     87.2
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                            Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------
                       CURRENT          # OF    % OF      AVERAGE     GROSS    REMG.             ORIG
DESCRIPTION            BALANCE         LOANS   TOTAL      BALANCE       WAC     TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------
O                 $132,579,729           554   20.40     $239,314     7.217   358.72     678     89.9


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



[LOGO OMITTED] Countrwide                                                                             Computational Materials For
SECURITIES CORPORATION                                                                                             CWABS 2005-AB3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------



                                           ARM $650,012,820

                                           Detailed Report


-----------------------------------------------------------------------------------------------------
                            Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------
                       CURRENT           #OF     %OF      AVERAGE     GROSS    REMG.             ORIG
DESCRIPTION            BALANCE         LOANS   TOTAL      BALANCE       WAC     TERM    FICO      LTV
-----------------------------------------------------------------------------------------------------
6                     $105,767             1    0.02     $105,767     7.500   358.00     750     95.0
12                 $42,981,045           138    6.61     $311,457     7.036   358.66     683     84.9
13                    $264,000             1    0.04     $264,000     5.500   357.00     697     80.0
24                $276,626,422         1,031   42.56     $268,309     6.594   358.45     680     86.7
36                $197,090,183           826   30.32     $238,608     6.483   358.52     682     86.5
60                    $365,674             2    0.06     $182,837     7.727   338.38     689     81.1
-----------------------------------------------------------------------------------------------------
                  $650,012,820         2,553  100.00     $254,607     6.717   358.53     680     87.2
-----------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                        Range of Months to Roll
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Fixed
                    WA      CURRENT      #OF     %OF      AVERAGE     GROSS    REMG.             ORIG                Rate
DESCRIPTION        MTR      BALANCE    LOANS   TOTAL      BALANCE       WAC     TERM    FICO      LTV (Excludes  0  Mortgages)
------------------------------------------------------------------------------------------------------------------------------
0-6                  4   $1,320,617       11    0.20     $120,056     9.017   318.37     682     90.6
13-18               16     $653,269        3    0.10     $217,756     7.550   352.41     673     95.3
19-24               23 $304,053,666    1,115   46.78     $272,694     6.665   358.57     681     86.7
25-31               31     $834,635        3    0.13     $278,212     6.240   355.00     753     87.1
32-37               35 $343,150,633    1,421   52.79     $241,485     6.754   358.67     680     87.6
------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820    2,553  100.00     $254,607     6.717   358.53     680     87.2
------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------
                                           Range of Margin
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Fixed
                       CURRENT           #OF     %OF      AVERAGE     GROSS    REMG.             ORIG                Rate
DESCRIPTION            BALANCE         LOANS   TOTAL      BALANCE       WAC     TERM    FICO      LTV  (Excludes  0  Mortgages)
-------------------------------------------------------------------------------------------------------------------------------
3.001-4.000         $1,199,332            6     0.18     $199,889     6.464   358.56     668     86.9
4.001-5.000        $14,251,886           51     2.19     $279,449     5.624   358.11     695     79.9
5.001-6.000       $171,205,970          573    26.34     $298,789     5.933   358.51     688     81.3
6.001-7.000       $294,339,586        1,103    45.28     $266,854     6.653   358.47     680     87.9
7.001-8.000       $134,711,639          643    20.72     $209,505     7.525   358.71     672     92.2
8.001-9.000        $29,741,496          157     4.58     $189,436     8.341   358.64     671     94.1
9.001-10.000        $3,692,163           18     0.57     $205,120     8.983   358.86     677     90.4
10.001-11.000         $870,749            2     0.13     $435,374    10.614   358.57     659    100.0
-------------------------------------------------------------------------------------------------------------------------------
6.602              $650,012,820       2,553   100.00     $254,607     6.717   358.53     680     87.2
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                        Range of Maximum Rates
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Fixed
                       CURRENT           #OF      %OF     AVERAGE     GROSS    REMG.             ORIG                Rate
DESCRIPTION            BALANCE         LOANS    TOTAL     BALANCE       WAC     TERM    FICO      LTV  (Excludes  0  Mortgages)
-------------------------------------------------------------------------------------------------------------------------------
10.001-10.500         $399,960             1     0.06    $399,960     6.250   359.00     702     80.0
10.501-11.000       $1,065,520             5     0.16    $213,104     6.495   358.72     696     80.0
11.001-11.500       $4,927,970            21     0.76    $234,665     5.335   358.38     690     77.1
11.501-12.000      $20,577,719            79     3.17    $260,477     5.739   358.03     698     80.1



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



[LOGO OMITTED] Countrwide                                                                             Computational Materials For
SECURITIES CORPORATION                                                                                             CWABS 2005-AB3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------



                                           ARM $650,012,820

                                           Detailed Report


-------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Maximum Rates
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Fixed
                           CURRENT     #OF       %OF     AVERAGE    GROSS   REMG.        ORIG                 Rate
DESCRIPTION                BALANCE   LOANS     TOTAL     BALANCE      WAC   TERM   FICO   LTV  (Excludes  0   Mortgages)
-------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500         $55,118,045    182      8.48    $302,846    5.785  358.49   689  80.5
12.501 - 13.000        $125,900,110    427     19.37    $294,848    6.028  358.51   687  83.3
13.001 - 13.500        $130,091,899    456     20.01    $285,289    6.460  358.58   680  86.4
13.501 - 14.000        $152,762,149    604     23.50    $252,917    6.849  358.71   677  89.2
14.001 - 14.500         $73,901,582    337     11.37    $219,293    7.346  358.67   671  91.5
14.501 - 15.000         $47,368,671    242      7.29    $195,738    7.817  358.73   675  93.0
15.001 - 15.500         $19,403,097    105      2.99    $184,791    8.292  358.34   675  94.7
15.501 - 16.000         $10,178,597     57      1.57    $178,572    8.826  356.87   670  93.5
16.001 - 16.500          $2,872,449     18      0.44    $159,581    9.254  353.56   662  93.3
16.501 - 17.000          $2,038,924      8      0.31    $254,865    9.795  358.81   686  84.9
17.001 - 17.500            $744,616      4      0.11    $186,154   10.394  359.23   663  91.8
17.501 - 18.000            $990,374      3      0.15    $330,125   10.616  351.62   657  98.8
18.001 - 18.500            $984,327      2      0.15    $492,163   11.250  359.18   649  85.0
18.501 - 19.000            $686,811      2      0.11    $343,406   11.692  359.00   675  100.0
-------------------------------------------------------------------------------------------------------------------------------
13.553                 $650,012,820  2,553    100.00    $254,607    6.717  358.53   680  87.2
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Fixed
                           CURRENT     #OF       %OF     AVERAGE    GROSS   REMG.         ORIG                Rate
DESCRIPTION                BALANCE   LOANS     TOTAL     BALANCE      WAC   TERM   FICO   LTV  (Excludes  0   Mortgages)
-------------------------------------------------------------------------------------------------------------------------------
1.000                    $2,351,223     12      0.36    $195,935    6.865  353.83   675   88.2
1.500                  $527,942,865  2,033     81.22    $259,687    6.716  358.65   679   87.8
1.525                      $352,000      1      0.05    $352,000    6.350  358.00   664   80.0
2.000                    $7,418,232     29      1.14    $255,801    6.672  357.64   692   83.5
3.000                  $111,948,500    478     17.22    $234,202    6.720  358.09   684   84.2
-------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553    100.00    $254,607    6.717  358.53   680   87.2
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                  Subsequent Periodic Rate Cap
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Fixed
                           CURRENT     #OF       %OF     AVERAGE    GROSS   REMG.           ORIG                 Rate
DESCRIPTION                BALANCE   LOANS     TOTAL     BALANCE      WAC   TERM   FICO      LTV  (Excludes  0   Mortgages)
-------------------------------------------------------------------------------------------------------------------------------
1.000                  $112,388,902    480     17.29    $234,144    6.743  358.01   685     84.2
1.500                  $536,865,563  2,069     82.59    $259,481    6.711  358.64   679     87.8
2.000                      $284,756      2      0.04    $142,378    8.278  358.61   676    100.0
3.000                      $473,600      2      0.07    $236,800    6.206  357.57   702     84.3
-------------------------------------------------------------------------------------------------------------------------------
                       $650,012,820  2,553    100.00    $254,607    6.717  358.53   680     87.2
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



[LOGO OMITTED] Countrwide                                                                             Computational Materials For
SECURITIES CORPORATION                                                                                             CWABS 2005-AB3
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------



                                           ARM $650,012,820

                                           Detailed Report


-------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Lifetime Rate Floor
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Fixed
                       CURRENT          #OF       %OF     AVERAGE    GROSS     REMG.           ORIG                 Rate
DESCRIPTION            BALANCE        LOANS     TOTAL     BALANCE      WAC     TERM    FICO     LTV  (Excludes  0   Mortgages)
-------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000       $7,126,427            24    1.10     $296,934     5.309   358.42     699     81.0
5.001 - 6.000     $153,934,149           500   23.68     $307,868     5.749   358.56     689     81.5
6.001 - 7.000     $306,155,038         1,142   47.10     $268,087     6.591   358.61     680     87.4
7.001 - 8.000     $139,039,501           652   21.39     $213,251     7.490   358.62     672     91.3
8.001 - 9.000      $34,951,103           195    5.38     $179,236     8.446   357.88     672     94.2
9.001 - 10.000      $5,400,473            29    0.83     $186,223     9.479   355.98     672     90.5
> 10.000            $3,406,129            11    0.52     $309,648    10.968   356.95     660     93.5
-------------------------------------------------------------------------------------------------------------------------------
                  $650,012,820         2,553  100.00     $254,607     6.717   358.53     680     87.2
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                  Next Interest Adjustment Date
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Fixed
                       CURRENT          #OF       %OF     AVERAGE    GROSS     REMG.           ORIG                 Rate
DESCRIPTION            BALANCE        LOANS     TOTAL     BALANCE      WAC     TERM    FICO     LTV  (Excludes  0   Mortgages)
-------------------------------------------------------------------------------------------------------------------------------
10/05                $249,654             2     0.04     $124,827     9.518   301.00    669      86.5
11/05                $137,038             2     0.02      $68,519     9.627   289.90    681      85.0
01/06                 $70,419             1     0.01      $70,419    10.375   304.00    673      85.0
02/06                $569,948             3     0.09     $189,983     8.367   341.39    692      95.3
03/06                $293,557             3     0.05      $97,852     9.244   305.16    674      89.1
01/07                $518,960             2     0.08     $259,480     7.726   352.00    682      96.6
03/07                $134,309             1     0.02     $134,309     6.870   354.00    642      90.0
04/07                $692,000             2     0.11     $346,000     6.503   355.00    687      79.7
05/07              $1,771,329             8     0.27     $221,416     6.644   356.00    670      83.4
06/07             $19,164,903            73     2.95     $262,533     6.587   357.02    683      86.0
07/07            $113,588,905           406    17.47     $279,776     6.624   358.00    684      86.7
08/07            $140,990,946           525    21.69     $268,554     6.694   359.00    679      86.9
09/07             $27,845,583           101     4.28     $275,699     6.746   360.00    677      86.6
04/08                $934,314             4     0.14     $233,579     6.337   355.11    745      88.4
05/08              $2,326,675             9     0.36     $258,519     6.366   356.00    684      83.7
06/08             $13,830,098            59     2.13     $234,408     6.742   357.09    686      88.4
07/08            $111,860,394           468    17.21     $239,018     6.743   358.01    677      88.1
08/08            $183,498,879           764    28.23     $240,182     6.764   359.00    680      87.2
09/08             $31,534,910           120     4.85     $262,791     6.766   360.00    684      87.6
-------------------------------------------------------------------------------------------------------------------------------
                 $650,012,820         2,553   100.00     $254,607     6.717   358.53    680      87.2
-------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.